Exhibit 1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Credit Suisse Securities (USA) LLC Credit Suisse Commercial Mortgage Securities Corp. Column Financial, Inc. Eleven Madison Avenue, 4th Floor New York, New York 10010

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below related to certain information with respect to a mortgage loan in connection with the proposed offering of certain classes of CSMC 2022-MARK, Commercial Mortgage Pass-Through Certificates, Series 2022-MARK. Credit Suisse Securities (USA) LLC, Credit Suisse Commercial Mortgage Securities Corp. and Column Financial, Inc. (collectively, the “Company” or “Specified Parties”) is responsible for the information provided to us, including the information set forth in the Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Data File. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Data File and communicated differences prior to being provided the final Data File which was subjected to the procedures described below.

Capitalized terms used but not defined herein are used with the meanings as described in “The Bond Market Association's Standard Formulas for the Analysis of Mortgage-Backed Securities and Other Related Securities.”

Procedures and Findings

On June 8, 2022, representatives of the Company provided us with a computer generated mortgage loan data file and related record layout (the “Data File”) containing one mortgage loan that is secured by one mortgaged property (the “Mortgage Asset”).

From June 3, 2022 through June 8, 2022, representatives of the Company provided us with certain Source Documents (as defined in the attached Appendix A) related to the Mortgage Asset.

At your request, for the Mortgage Asset, we compared certain characteristics (the “Characteristics” as indicated on Appendix A), except for those Characteristics identified on Appendix A as “Identification purposes only - not applicable,” “None - Company Provided” or “Not applicable,” to the corresponding information set forth on or derived from the corresponding Source Documents and found them to be in agreement.

Member of
Deloitte Touche Tohmatsu Limited

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We make no representations as to (i) the actual characteristics or existence of the underlying documents or data comprising the Mortgage Asset underlying the Data File or the conformity of their respective characteristics with those assumed for purposes of the procedures described herein, (ii) whether the Source Documents are comprehensive and valid instruments and reflect the current prevailing terms with respect to the Mortgage Asset, (iii) the existence or ownership of the Mortgage Asset or (iv) the reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the asset to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such asset or (iii) compliance of the originator of the asset with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the use and information of the Company and is not intended to be and should not be used by anyone other than the Company.

Yours truly,

/s/ Deloitte & Touche LLP

June 8, 2022

Appendix A

Source Documents

For purposes of performing the agreed-upon procedures described herein and at your request, we relied upon the following source documents as provided to us by representatives of the Company, with respect to the Mortgage Asset (collectively, the “Source Documents”):

Loan agreement, promissory note, or deed of trust (collectively, the “Loan Agreement”);

Mezzanine loan agreement or mezzanine promissory note (collectively, the “Mezzanine Loan Document”);

The real estate property appraisal report (the “Appraisal Report”);

Property condition report (the “Engineering Report”);

The final form loan pro-forma title policy (the “Title Policy”);

The phase I environmental report (the “Phase I Report”);

The underwritten financial summary (the “Underwritten Financial Summary Report”); and

Computershare Schedule of Fees, dated June 3, 2022, Berkadia Commercial Mortgage LLC Servicing Proposal, dated June 8, 2022 and Pentalpha Surveillance LLC Operating Advisor Proposal, dated June 7, 2022 (collectively, the “Servicer Fee Documents”).

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	Characteristic	Source Document
1	No.	Identification purposes only - not applicable
2	Property Name	Appraisal Report
3	Street Address	Appraisal Report
4	City	Appraisal Report
5	State	Appraisal Report
6	Zip Code	Appraisal Report
7	Year Built	Engineering Report
8	Year Renovated	Engineering Report
9	Rooms	Appraisal Report
10	Property Type	Appraisal Report
11	Property Sub-Type	Appraisal Report
12	Ownership Interest	Title Policy
13	Original Mortgage Loan Amount ($)	Loan Agreement
14	Cut-Off Date Mortgage Loan Amount ($)	Refer to calculation procedures
15	Cut-Off Date Mortgage Loan Amount Per Room	Refer to calculation procedures
16	Percentage of Cut-Off Date Mortgage Loan Amount	Refer to calculation procedures
17	Maturity Mortgage Loan Amount ($)	Refer to calculation procedures
18	Addit Debt Permitted (Y/N)	Loan Agreement
19	Addit Debt Exist (Y/N)	Mezzanine Loan Document
20	Additional Debt Type	Mezzanine Loan Document
21	Additional Debt Amount	Mezzanine Loan Document
22	Additional Debt Spread	Mezzanine Loan Document
23	Spread (%)	Loan Agreement
24	Index	Loan Agreement
25	Assumed 1-Month SOFR	None – Company Provided
26	Master & Primary Servicing Fee Rate	Servicer Fee Documents
27	Trustee & Paying Agent Fee	Servicer Fee Documents
28	Operating Advisor Fee	Servicer Fee Documents
29	CREFC Fee	None - Company Provided
30	Admin. Fee	Refer to calculation procedures
31	Net Mortgage Rate	Refer to calculation procedures
32	Amortization Type	Loan Agreement
33	Accrual Type	Loan Agreement
34	Annual Debt Service	Refer to calculation procedures
35	Monthly Debt Service	Refer to calculation procedures
36	I/O Period	Loan Agreement
37	Term	Refer to calculation procedures
38	Rem. Term	Refer to calculation procedures
39	Amort. Term	Loan Agreement

	Characteristic	Source Document
40	Seasoning	Refer to calculation procedures
41	CutOff Date	None - Company Provided
42	Payment Date	Loan Agreement
43	Grace Period (Late Payment)	Loan Agreement
44	Grace Period (Default)	Loan Agreement
45	Note Date	Loan Agreement
46	First Payment Date	Loan Agreement
47	Maturity Date	Loan Agreement
48	Extended Maturity Date	Loan Agreement
49	Original String	Loan Agreement
50	As-Is Appraised Date	Appraisal Report
51	As-Is Appraised Value ($)	Appraisal Report
52	Cut-off Date As-Is LTV	Refer to calculation procedures
53	As-Is Appraised Value Per Room	Refer to calculation procedures
54	Environmental Phase I Report Date	Phase I Report
55	Phase II Performed	Not Applicable
56	Engineering Report Date	Engineering Report
57	Seismic Zone 3 or 4 (Y/N)	Engineering Report
58	Seismic Report Date	Not Applicable
59	PML %	Not Applicable
60	2020 EGI	Underwritten Financial Summary Report
61	2020 Expenses	Underwritten Financial Summary Report
62	2020 NOI	Underwritten Financial Summary Report
63	2021 EGI	Underwritten Financial Summary Report
64	2021 Expenses	Underwritten Financial Summary Report
65	2021 NOI	Underwritten Financial Summary Report
66	T12 April 2022 EGI	Underwritten Financial Summary Report
67	T12 April 2022 Expenses	Underwritten Financial Summary Report
68	T12 April 2022 NOI	Underwritten Financial Summary Report
69	UW EGI	Underwritten Financial Summary Report
70	UW Expenses	Underwritten Financial Summary Report
71	UW NOI	Underwritten Financial Summary Report
72	UW NOI Debt Yield	Refer to calculation procedures
73	UW NCF	Underwritten Financial Summary Report
74	UW NCF Debt Yield	Refer to calculation procedures
75	UW NCF DSCR	Refer to calculation procedures

Calculation Procedures

With respect to Characteristic 14, we set the Cut-Off Date Mortgage Loan Amount ($) equal to the Original Mortgage Loan Amount ($).

With respect to Characteristic 15, we recomputed the Cut-Off Date Mortgage Loan Amount Per Room as the quotient of the (i) Cut-Off Date Mortgage Loan Amount ($) and (ii) Rooms.

With respect to Characteristic 16, we recomputed the Percentage of Cut-Off Date Mortgage Loan Amount as the quotient of the (i) Cut-Off Date Mortgage Loan Amount ($) and (ii) Original Mortgage Loan Amount ($).

With respect to Characteristic 17, we set the Maturity Mortgage Loan Amount ($) equal to the Original Mortgage Loan Amount ($).

With respect to Characteristic 30, we recomputed the Admin. Fee as the sum of the (i) Master & Primary Servicing Fee Rate, (ii) Trustee & Paying Agent Fee, (iii) Operating Advisor Fee and (iv) CREFC Fee.

With respect to Characteristic 31, we recomputed the Net Mortgage Rate by subtracting the (i) Admin. Fee from (ii) the Interest Rate (%). The “Interest Rate (%)” is equal to the sum of the (x) Spread (%) and (y) Assumed 1-Month SOFR.

With respect to Characteristic 34, we recomputed the Annual Debt Service as the product of (i) the Cut-Off Date Mortgage Loan Amount ($), (ii) the Interest Rate (%) and (iii) a fraction equal to 365/360.

With respect to Characteristic 35, we recomputed the Monthly Debt Service as the quotient of (i) the Annual Debt Service and (ii) twelve.

With respect to Characteristic 37, we recomputed the Term by determining the number of payment dates from and inclusive of the First Payment Date to and inclusive of the Maturity Date.

With respect to Characteristic 38, we recomputed the Rem. Term by subtracting the Seasoning from the Term.

With respect to Characteristic 40, we recomputed the Seasoning by determining the number of payment dates from and inclusive of the First Payment Date to and inclusive of the CutOff Date.

With respect to Characteristic 52, we recomputed the Cut-off Date As-Is LTV as the quotient of the (i) Cut-Off Date Mortgage Loan Amount ($) and (ii) As-Is Appraised Value ($).

With respect to Characteristic 53, we recomputed the As-Is Appraised Value Per Room as the quotient of the (i) As-Is Appraised Value ($) and (ii) Rooms.

With respect to Characteristic 72, we recomputed the UW NOI Debt Yield as the quotient of the (i) UW NOI and (ii) Cut-Off Date Mortgage Loan Amount ($).

With respect to Characteristic 74, we recomputed the UW NCF Debt Yield as the quotient of the (i) UW NCF and (ii) Cut-Off Date Mortgage Loan Amount ($).

With respect to Characteristic 75, we recomputed the UW NCF DSCR as the quotient of the (i) UW NCF and (ii) Annual Debt Service.